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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                            -------------------------
                             18 U.S.C. SECTION 1350,
                             -----------------------
                       AS ADOPTED PURSUANT TO SECTION 906
                       ----------------------------------
                        OF THE SARBANES-OXLEY ACT OF 2002
                        ---------------------------------

        In connection with the Quarterly Report of Westar Energy, Inc. (the Company) on Form 10-Q for the quarterly period ended June 30, 2002 (the Report) which this certification accompanies, David C. Wittig, in my capacity as Chairman of the Board, President and Chief Executive Officer of the Company, and Paul R. Geist, in my capacity as Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify that the Report fully complies with the requirements of section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:            August 14, 2002                         By:          /s/  David C. Wittig
     ------------------------------------------             ------------------------------------------
                                                                           David C. Wittig,
                                                                 Chairman of the Board, President and
                                                                        Chief Executive Officer

Date:            August 14, 2002                         By:          /s/  Paul R. Geist
     ------------------------------------------             ------------------------------------------
                                                                           Paul R. Geist,
                                                                       Senior Vice President,
                                                               Chief Financial Officer and Treasurer

         The forgoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company as part of the Report or as a separate disclosure document for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.